UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 1, 2008
UDR, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200,
Highlands Ranch, Colorado		80129

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 1, 2008, UDR, Inc., a Maryland corporation (the “Company”), entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, acting on their behalf and as representatives of the underwriters named in Schedule A thereto (collectively, the “Underwriters”), a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, the Company has agreed to sell to the Underwriters 8,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a public offering price of $24.25 per share. According to the terms of the Underwriting Agreement, the Underwriters will receive an underwriting discount equal to $1.0912 per share. The Company also granted the Underwriters a 30-day option to purchase up to an additional 1,200,000 Shares to cover overallotments, if any.
Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company, its directors and certain of its officers have agreed not to sell or otherwise dispose of any of the Company’s common stock held by them for 60 days after the date of the Underwriting Agreement, without first obtaining the written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated.
The Company expects to close the offering on October 7, 2008, subject to the satisfaction of closing conditions.
DLA Piper LLP (US), as counsel to the Company, has issued its opinion with respect to the legality of the Shares issued pursuant to the Underwriting Agreement, which opinion is attached hereto and incorporated herein by reference as Exhibit 5.1. Skadden, Arps, Slate, Meagher & Flom LLP has issued its opinion with respect to certain U.S. federal income tax matters, which opinion is attached hereto and incorporated herein by reference as Exhibit 8.1.
Item 8.01 Other Events.
On October 1, 2008, the Company issued a press release announcing the pricing of its previously announced common stock offering. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
1.1 — Underwriting Agreement, dated October 1, 2008, between the Company and the Underwriters.
5.1 — Opinion of DLA Piper LLP (US).
8.1 — Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1 — Consent of DLA Piper LLP (US) (included in Exhibit 5.1).
23.2 — Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).
99.1 — Press Release dated October 1, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.
October 2, 2008	By:	/s/ David L. Messenger
		Name:	David L. Messenger
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 1, 2008, between the Company and the Underwriters.

5.1	Opinion of DLA Piper LLP (US).

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).

99.1	Press Release dated October 1, 2008.